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Exhibit 10.6



                               SECURITY AGREEMENT


1.   Identification.

     This Security Agreement (the "Agreement"), dated for identification purposes only July 20, 1999, is entered into by and between Antra Holdings Group, Inc., a Delaware corporation ("Debtor") and Barbara Mittman, as collateral agent [acting in the manner and to the extent described in the Collateral Agent Agreement defined below] (the "Collateral Agent"), for the benefit of Austost Anstalt Schaan, 7440 Fuerstentum, Lichenstein Landstrasse 163, Fax No.: 011-431-534532895, Balmore Funds S.A., P.O. Box 4603, Zurich,
Switzerland, Fax No.: 011-411-201-6262, Berkeley Group Ltd., P.O. Box N-1836, Suite A-096, Nassau, Bahamas, Fax No.: 415-449-3490, Nesher, Inc., Ragnall House, 18 Peel Road, Douglas, Isle of Man 1M1 4L2, United Kingdom, Fax No.:
011-972-36120639, United Securities Services, Inc., 135 West 50th Street, New York, New York, Fax No.: 212-541-4410, B.B.Y. Enterprises, Inc., 135 West 50th Street, New York, New York, Fax No.: 212-541-4410, and Ellis Enterprises, Ltd., 42A Waterloo Road, London, England NW2, 7UF, Fax No.: 011-441-014509004 (collectively, the "Lenders").

2.   Recitals.

     2.1 The Lenders have made loans to Debtor (the "Loans").

     2.2 The Loans are evidenced by those certain Secured Convertible Notes ("Notes"), dated as of July 20, 1999 and executed by Debtor as the "Borrower" thereof, for the benefit of each individual Lender as the "Holder" thereof.

     2.3 In order to induce Lenders to make the Loans, and as security for Debtor's performance of its obligations under the Notes and as security for the repayment of the Loans and any and all other sums due from Debtor to Lender whether arising under the Notes or pursuant to other written instruments and agreements entered into by the Debtor and a Lender, whether before or after the date hereof, and specifically including Put Notes that may be issued to the Lenders pursuant to a Subscription Agreement entered into between Debtor and each Lender relating to the Notes and further specifically including all of the Debtor's obligations arising under such Subscription Agreement (collectively, the "Obligations"), Debtor has agreed to grant to the Collateral Agent, for the benefit of the Lenders, a security interest in certain property specified in this Agreement, on the terms and conditions hereinafter set forth.

     2.4 The Lenders have appointed Barbara Mittman as Collateral Agent pursuant to that certain Collateral Agent Agreement dated as of July 20, 1999, among the Lenders.

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     Defined Terms. The following defined terms which are defined in the Uniform
Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, General Intangibles, Instruments, Inventory and Proceeds.

3.   Grant of General Security Interest in Collateral.

     3.1 As security for the Obligations, Debtor hereby grants the Collateral Agent, for the benefit of the Lenders, a security interest in 1,000,000 common shares of Teltran International Group, Ltd., a Delaware corporation, $.001 par value common stock registered in Debtor's name ("Security Shares") (the "Collateral"). Such Collateral shall include, but not be limited to, all the Debtor's right, title and interest in and to the Collateral, together with the proceeds of any sale, exchange, liquidation or other disposition, whether voluntary or involuntary, and including but not limited to any securities, instruments, and all benefits and entitlements evidenced by or arising out of the Collateral and all other securities, instruments and other property (whether real or personal, tangible or intangible) issued or accepted in substitution for, or in addition to, the foregoing, and all dividends, interest, cash, instruments, distributions, income, securities and any other property (whether real or personal, tangible or intangible) at any time received, receivable or otherwise distributed in respect of, or in exchange for, the foregoing, whether now owned or hereafter acquired, and any and all improvements, additions, replacements, substitutions and any and all proceeds arising out of or derived from the foregoing. The Collateral Agent is hereby specifically authorized to transfer any Collateral into the name of the Collateral Agent and to take any and all action deemed advisable to the Collateral Agent to remove any transfer restrictions affecting the Collateral.

4.   Perfection of Security Interest.

     Debtor shall execute and deliver to the Collateral Agent UCC-1 Financing Statements ("Financing Statements") assigning to the Collateral Agent security interests in Debtor's right, title and interest in and to the Collateral. Debtor hereby authorizes the Collateral Agent to file such Financing Statements in the appropriate filing locations.

5.   Distribution on Liquidation of Subsidiary.

     5.1 If any sum is paid as a liquidating distribution on or with respect to the Collateral, Debtor shall accept same in trust for the Lenders and shall deliver same to the Collateral Agent to be applied to the Obligations then due, in accordance with the terms of the Notes, and Put Notes, if applicable.

                                      -2-
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     5.2 Prior to any Event of Default (as defined herein), Debtor shall be entitled to exercise all voting power pertaining to any of the Collateral.

6.   Further Action By Debtor: Covenants and Warrants.

     6.1 Collateral Agent at all times shall have a perfected security interest in the Collateral which shall be prior to any other unperfected interest therein. Debtor has and will continue to have full title to the Collateral free from any liens, leases, encumbrances, judgments or other claims and Collateral Agent's security interest in the Collateral constitutes and will continue to constitute a first, prior and indefeasible security interest in favor of Collateral Agent. Debtor will do all acts and things, and will execute and file all instruments (including, but not limited to, security agreements, financing statements, continuation statements, etc.) reasonably requested by Collateral Agent to establish, maintain and continue the perfected security interest of Collateral Agent in the Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the costs of any searches deemed necessary by Collateral Agent from time to time to establish and determine the validity and the continuing priority of the security interest of Collateral Agent, and also pay all other claims and charges that in the opinion of Collateral Agent might prejudice, imperil or otherwise affect the Collateral or its security interest therein.

     6.2 Debtor will not sell, transfer, assign or pledge those items of Collateral (or allow any such items to be sold, transferred, assigned or pledged), without the prior written consent of Collateral Agent. Although proceeds of Collateral are covered by this Security Agreement, this shall not be construed to mean that Collateral Agent consents to any sale of the Collateral.

     6.3 Debtor will, at all reasonable times, allow Collateral Agent or its representatives free and complete access to all of Debtor's records which in any way relate to the Collateral, for such inspection and examination as Collateral Agent deems necessary.

     6.4 Debtor, at its sole cost and expense, will protect and defend this Security Agreement, all of the rights of Collateral Agent hereunder, and the Collateral against the claims and demands of all other parties.

     6.5 Debtor will promptly notify Collateral Agent of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral, and of any threatened or filed claims or proceedings that might in any way affect or impair any of the rights of Collateral Agent under this Security Agreement.

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     6.6 Debtor, at its expense, will obtain and maintain in force insurance policies covering losses or damage to those items of Collateral which constitute physical personal property. The insurance policies to be obtained by Debtor shall be in form and amounts acceptable to Collateral Agent and Debtor shall make the Collateral Agent a loss payee thereon. Collateral Agent is hereby irrevocably appointed Debtor's attorney-in-fact to endorse any check or draft that may be payable to Debtor, alone or jointly with other payees, so that Collateral Agent may collect the proceeds payable for any loss under such insurance. The proceeds of such insurance, less any costs and expenses incurred or paid by Collateral Agent in the collection thereof, shall be applied either toward the cost of the repair or replacement of the items damaged or destroyed, or on account of any sums secured hereby, whether or not then due or payable.

     6.7 Collateral Agent may, at its option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Debtor, and all amounts expended by Collateral Agent in so doing shall become part of the Obligations secured hereby, and shall be immediately due and payable by Debtor to Collateral Agent upon demand and shall bear interest at 18% per annum from the dates of such expenditures until paid.

     6.8 Upon the request of Collateral Agent, Debtor will furnish within five
(5) days thereafter to Collateral Agent, or to any proposed assignee of this Security Agreement, a written statement in form satisfactory to Collateral Agent, duly acknowledged, certifying the amount of the principal and interest then owing hereunder, whether any claims, offsets or defenses exist there against or against this Security Agreement, or any of the terms and provisions of any other agreement of Debtor securing the services. In connection with any assignment by Collateral Agent of this Security Agreement, Debtor hereby agrees to cause the insurance policies required hereby to be carried by Debtor, to be endorsed in form satisfactory to Collateral Agent or to such assignee, with loss payable clauses in favor of such assignee, and to cause such endorsements to be delivered to Collateral Agent within ten (10) calendar days after request therefor by Collateral Agent.

     6.9 The Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonable require.

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     6.10 The Debtor represents and warrants that it is the true and lawful exclusive owner of the Collateral, free and clear of any liens and encumbrances.

     6.11 The Debtor hereby agrees not to divest itself of any right under the Collateral absent prior written approval of the Collateral Agent.

7.   Power of Attorney.

     Debtor hereby irrevocably constitutes and appoints the Collateral Agent as the true and lawful attorney of Debtor, with full power of substitution, in the place and stead of Debtor and in the name of Debtor or otherwise, at any time or times, in the discretion of the Collateral Agent, to take any action and to execute any instrument or document which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement which Debtor fails to take or fails to execute within five (5) business days of the Collateral Agent's reasonable request therefor. This power of attorney is coupled with an interest, is irrevocable and shall not be affected by any subsequent disability or incapacity of Debtor.

8.   Performance By The Collateral Agent.

     If Debtor fails to perform any material covenant, agreement, duty or obligation of Debtor under this Agreement, the Collateral Agent may, at any time or times in its discretion, take action to effect performance of such obligation. All expenses of the Collateral Agent incurred in connection with the foregoing authorization shall be payable by Debtor as provided in Paragraph 12.1 hereof. No discretionary right, remedy or power granted to the Collateral Agent under any part of this Agreement shall be deemed to impose any obligation whatsoever on the Collateral Agent with respect thereto, such rights, remedies and powers being solely for the protection of the Collateral Agent.

9.   Event of Default.

     An event of default ("Event of Default") shall be deemed to have occurred hereunder upon the occurrence of any event of default under the Notes. Upon and after any Event of Default, after the applicable cure period, if any, any or all of the Obligations shall become immediately due and payable at the option of the Collateral Agent, for the benefit of the Lenders, and the Collateral Agent may dispose of Collateral as provided below.

                                      -5-
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10.  Disposition of Collateral.

     Upon and after any Event of Default which is then continuing,

     10.1 The Collateral Agent may exercise its rights with respect to the Collateral, without regard to the existence of any other security or source of payment for the Obligations. In addition to other rights and remedies provided for herein or otherwise available to it, the Collateral Agent shall have all of the rights and remedies of a lender on default under the Uniform Commercial Code ("Code") then in effect in the State of New York.

     10.2 If any notice to Debtor of the sale or other disposition of Collateral is required by then applicable law, five (5) days' prior notice (or, if longer, the shortest period of time permitted by then applicable law) to Debtor of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made, shall constitute reasonable notification.

     10.3 The Collateral Agent is authorized, at any such sale, if the Collateral Agent deems it advisable to do so, in order to comply with any applicable securities laws, to restrict the prospective bidders or purchasers to persons who will represent and agree, among other things, that they are purchasing the Collateral for their own account for investment, and not with a view to the distribution or resale thereof, or otherwise to restrict such sale in such other manner as the Collateral Agent deems advisable to ensure such compliance. Sales made subject to such restrictions shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall comply in good faith with all applicable securities laws.

     10.4 All cash proceeds received by the Collateral Agent, for the benefit of the Lenders, in respect of any sale, collection or other enforcement or disposition of Collateral, shall be applied (after deduction of any amounts payable to the Collateral Agent pursuant to Paragraph 12.1 hereof) against the Obligations in such order as is specified in the Notes and Put Notes, if applicable. Upon payment in full of all Obligations, Debtor shall be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of Obligations or used or applied to any and all costs or expenses of the Collateral Agent incurred in connection with the liquidation of the Collateral (unless another person is legally entitled thereto). Any assignment of Collateral by the Collateral Agent to Debtor shall be without representation or warranty of any nature whatsoever and wholly without recourse. The Lenders may purchase the Collateral and pay for such purchase by offsetting any sums owed to Lender by Debtor arising under the Note, Put Note, Subscription Agreement, or any other source.

                                      -6-
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     10.5 No exercise by the Collateral Agent of any right hereby given it, no dealing by the Collateral Agent with Debtor or any other person, and no change, impairment or suspension of any right or remedy of the Collateral Agent shall in any way affect any of the obligations of Debtor hereunder or any Collateral furnished by Debtor or give Debtor any recourse against the Collateral Agent.

11. Waiver of Automatic Stay. The Debtor acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Debtor, or if any of the Collateral (as defined in the Security Agreement) should become the subject of any bankruptcy or insolvency proceeding, then the Collateral Agent should be entitled to, among other relief to which the Collateral Agent may be entitled under the Note (Put Note, if applicable), Security Agreement, Subscription Agreement and any other agreement to which the Debtor and Collateral Agent are parties, (collectively "Loan Documents") and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Collateral Agent to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law. THE DEBTOR EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362. FURTHERMORE, THE DEBTOR EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE COLLATERAL AGENT TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW. The Debtor hereby consents to any motion for relief from stay which may be filed by the Collateral Agent in any bankruptcy or insolvency proceeding initiated by or against the Debtor and, further, agrees not to file any opposition to any motion for relief from stay filed by the Collateral Agent. The Debtor represents, acknowledges and agrees that this provision is a specific and material aspect of this Agreement, and that the Collateral Agent would not agree to the terms of this Agreement if this waiver were not a part of this Agreement. The Debtor further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Collateral Agent nor any person acting on behalf of the Collateral Agent has made any representations to induce this waiver, that the Debtor has been represented (or has had the opportunity to be represented) in the signing of this Agreement and in the making of this waiver by independent legal counsel selected by the Debtor and that the Debtor has had the opportunity to discuss this waiver with counsel. The Debtor further agrees that any bankruptcy or insolvency proceeding initiated by the Debtor will only be brought in courts within the geographic boundaries of New York State.

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12.  Miscellaneous.

     12.1 Expenses. Debtor shall pay to the Collateral Agent, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys' fees, legal expenses and brokers' fees, which the Collateral Agent may incur in connection with (a) sale, collection or other enforcement or disposition of Collateral; (b) exercise or enforcement of any the rights, remedies or powers of the Collateral Agent hereunder or with respect to any or all of the Obligations; or (c) failure by Debtor to perform and observe any agreements of Debtor contained herein which are performed by the Collateral Agent.

     12.2 Waivers, Amendment and Remedies. No courses of dealing by the Collateral Agent and no failure by the Collateral Agent to exercise, or delay by the Collateral Agent in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Collateral Agent. No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by Debtor therefrom, shall, in any event, be effective unless contained in a writing signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Collateral Agent, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by the Collateral Agent from time to time in such order as the Collateral Agent may elect.

     12.3 Notices. All demands, notices and other communications hereunder shall be in writing and shall be deemed effective on the first business day following the date of transmission by confirmed telecopier (with copy mailed by First Class Mail the same day as telecopier transmission); when delivered in hand, or three (3) days after being mailed, by certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

  To Debtor:                                  Antra Holdings Group, Inc.
                                              1515 Locust Street, 4th Floor
                                              Philadelphia, PA 19102
                                              Fax: (215) 732-7979

  To the Collateral Agent:                    Barbara R. Mittman
                                              Grushko & Mittman
                                              277 Broadway, Suite 801
                                              New York, New York 10007
                                              Fax: (212) 227-5865

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Any party may change its address by written notice in accordance with this paragraph.


     12.4 Term: Binding Effect. This Agreement shall (a) remain in full force and effect until payment and satisfaction in full of all of the Obligations; (b) be binding upon Debtor and its successors and assigns; and (c) inure to the benefit of the Collateral Agent, for the benefit of the Lenders and their heirs, legal representatives, successors in title and assigns.

     12.5 Captions. The captions of Paragraphs, Articles and Sections in this Agreement have been included for convenience of reference only, and shall not define or limit the provisions hereof and have no legal or other significance whatsoever.

     12.6 Governing Law; Venue; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts or choice of law, except to the extent that the perfection of the security interest granted hereby in respect of any item of Collateral may be governed by the law of another jurisdiction. Any legal action or proceeding against the Debtor with respect to this Agreement may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, Debtor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Debtor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect.

     12.7 Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

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                      [THIS SPACE INTENTIONALLY LEFT BLANK]


                                      -10-
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         IN WITNESS WHEREOF, the undersigned have executed and delivered this
Security Agreement, as of the date first written above.

                                         "DEBTOR"
                                         ANTRA HOLDINGS GROUP, INC.
                                         a Delaware corporation


                                         By: _______________________________

                                         Its: ______________________________



                                         "THE COLLATERAL AGENT"
                                         BARBARA MITTMAN


                                         -----------------------------------


                                         APPROVED:


                                         -----------------------------------
                                         AUSTOST ANSTALT SCHAAN


                                         -----------------------------------
                                         BALMORE FUNDS S.A.


                                         -----------------------------------
                                         BERKELEY GROUP LTD.


                                         -----------------------------------
                                         NESHER, INC.


                                         -----------------------------------
                                         UNITED SECURITIES SERVICES, INC.


                                         -----------------------------------
                                         B.B.Y. ENTERPRISES, INC.


                                         ----------------------------------
                                         ELLIS ENTERPRISES, LTD.

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